UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”) on May 19, 2022. At the 2022 Annual Meeting, the stockholders of the Company were asked to (1) elect Kelly A. Ayotte, Bruce W. Duncan, Carol B. Einiger, Diane J. Hoskins, Mary E. Kipp, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Owen D. Thomas, David A. Twardock and William H. Walton, III to the Company’s Board of Directors, (2) cast a non-binding, advisory vote on named executive officer compensation, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, (3) approve the Boston Properties, Inc. Non-Employee Director Compensation Plan (the “Plan”) and (4) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
At the 2022 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers, approved the Plan and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Joel I. Klein	140,045,142	1,207,598	383,307	3,164,332
Kelly A. Ayotte	130,164,193	11,089,528	382,326	3,164,332
Bruce W. Duncan	139,742,853	1,509,592	383,602	3,164,332
Carol B. Einiger	136,915,908	4,339,461	380,678	3,164,332
Diane J. Hoskins	140,004,649	1,247,910	383,488	3,164,332
Mary E. Kipp	140,544,113	711,108	380,826	3,164,332
Douglas T. Linde	139,452,685	1,799,806	383,556	3,164,332
Matthew J. Lustig	128,047,252	13,204,625	384,170	3,164,332
Owen D. Thomas	116,323,785	17,174,848	8,137,414	3,164,332
David A. Twardock	134,412,910	6,839,376	383,761	3,164,332
William H. Walton, III	140,151,206	1,100,771	384,070	3,164,332
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
127,254,624	13,977,344	404,079	3,164,332
Proposal 3 - Boston Properties, Inc. Non-Employee Director Compensation Plan

For	Against	Abstain	Broker Non-Votes
139,880,122	1,364,738	391,187	3,164,332

Proposal 4 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
138,696,364	5,879,859	224,156	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Boston Properties, Inc. Non-Employee Director Compensation Plan (Incorporated by reference to Appendix B to Boston Properties, Inc.'s Proxy Statement on Schedule 14A filed on April 6, 2022.
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
*101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 20, 2022